Exhibit 99.1

Mallinckrodt, Endo Complete Merger to Create Global, Scaled, Diversified Therapeutics Leader

Highly Complementary Companies to Advance Therapies to Address Unmet Patient Needs

Respective Generics Businesses and Endo’s Sterile Injectables Business to be Combined and Spun Off as an Independent Company with Target Date in the Fourth Quarter of 2025

New York Stock Exchange (NYSE) Listing of Branded Company Following Spin-off

DUBLIN, Aug. 1, 2025 – /PRNewswire/ – Mallinckrodt plc and Endo, Inc. today announced that they have completed their merger to create a global, scaled, diversified therapeutics leader.

“We are excited to pursue a promising new future for all the stakeholders of Mallinckrodt and Endo,” said Siggi Olafsson, President and Chief Executive Officer of the combined company. “We commend the employees of both companies for the extraordinary effort required to achieve this milestone. Today we bring together two highly complementary companies with durable, on-market products in our branded portfolio and best-in-class capabilities across the value chain in our generics and sterile injectables business, which we call Par Health. We have a strong balance sheet and meaningful financial flexibility to invest in innovation and business development to drive growth. As a company deeply committed to operating with integrity and purpose, we are focused on delivering significant value to shareholders and employees for the ultimate benefit of the patients we serve.”

Well-Positioned for Sustainable Growth

The combined company is well-positioned to continue growing its brands portfolio across a wide range of therapeutic areas of significant unmet need, including endocrinology, gastroenterology, hepatology, neonatal respiratory critical care, nephrology, neurology, pulmonology, ophthalmology, orthopedics, rheumatology, and urology.

In addition, the generics and sterile injectables business features a broad product portfolio, a leading controlled substances franchise, robust commercial and manufacturing infrastructure in the U.S. and internationally, extensive supply chain capabilities, and expertise in complex, highly regulated products. This business operates under the Par Health name and is intended to be spun off as an independent company with a target date of the fourth quarter of 2025, subject to approval by Mallinckrodt’s Board of Directors and other conditions.

The combined company is expected to generate at least $150 million of annual pre-tax run-rate operating synergies by Year 3, and approximately $75 million of pre-tax run rate synergies in the first 12 months post-merger, driven by business function integration and R&D savings from economies of scale, among other areas.

Following the spin-off of Par Health, the branded therapeutics company is expected to be listed on the New York Stock Exchange (NYSE), subject to approval of Mallinckrodt’s Board of Directors.

Financial Terms

Under the terms of the agreement, which was announced on March 13, 2025, Endo shareholders received a total of $100 million in cash and own 49.9% of Mallinckrodt on a pro forma basis. Mallinckrodt’s pre-transaction shareholders own 50.1% of Mallinckrodt. The aggregate cash amount to Endo shareholders was increased from $80 million to $100 million to compensate for a reduction in the exchange ratio that was triggered to ensure that Mallinckrodt’s pre-transaction shareholders own 50.1% of Mallinckrodt post-closing. On a per share basis, Endo shareholders are entitled to receive approximately $1.31 in cash and 0.2575 of Mallinckrodt shares. Endo shares have ceased trading on the OTCQX.

In addition, a subsidiary of Mallinckrodt that will operate the generics and sterile injectables business incurred a $1.35 billion secured credit facility, consisting of a $150 million revolving credit facility and a $1.2 billion term loan credit facility. Proceeds from the facility were used to pay off Mallinckrodt’s senior secured term loans and redeem Mallinckrodt’s senior secured notes concurrently with the completion of the business combination. The remaining proceeds were or will be used to finance the transaction and transaction costs or for general corporate purposes. Endo’s debt remains outstanding.

Executive Leadership

Mr. Olafsson, who joined Mallinckrodt as President, CEO, and a member of the Board of Directors in June 2022, now serves in the same capacity of the newly combined company. Paul Efron, formerly a member of the Endo Board of Directors, serves as Board Chair of Mallinckrodt. The Company’s Board has nine directors – four from Mallinckrodt’s board prior to the merger, including Mr. Olafsson, four from Endo’s board prior to the merger, including Mr. Efron, and one jointly selected new director who will be announced shortly. (Click here to see more information on our Executive Committee and Board of Directors.)

Earnings Conference Call

Mallinckrodt will issue a press release announcing the legacy Mallinckrodt and Endo second-quarter 2025 financial results on Wednesday, August 6, 2025, followed by a conference call for investors at 8 a.m. ET. The audio webcast may be accessed through this link, and to access the call through a conference line, participants may dial 800-836-8184 (U.S. and Canada toll-free) or 646-357-8785 (outside the U.S.). Participants are advised to join 10 minutes prior to the scheduled start time. A replay of the webcast will be available following the event.

Advisors

Lazard served as Mallinckrodt’s financial advisor; Wachtell, Lipton, Rosen & Katz served as Mallinckrodt’s lead counsel; and Hogan Lovells and Arthur Cox also served as legal counsel to Mallinckrodt. Goldman Sachs & Co. LLC served as Endo’s financial advisor; Davis Polk & Wardwell LLP served as Endo’s lead counsel; and Paul, Weiss, Rifkind, Wharton & Garrison LLP and A&L Goodbody LLP also served as legal counsel to Endo.

Mallinckrodt has retained Georgeson, LLC as information agent. Georgeson will assist investors with questions related to the merger mechanics and consideration as well as the conversion of Endo stock into Mallinckrodt stock. Georgeson can be reached toll-free at (866) 585-7241 or for outside the U.S., (310) 853-6676.

About Mallinckrodt

Mallinckrodt is a leading provider of life-enhancing therapeutics focused on addressing unmet patient needs and a world-class manufacturer of high-quality generics, sterile injectables, and active pharmaceutical ingredients.

Our company consists of multiple wholly owned subsidiaries that operate in two businesses. Our Brands business is focused on autoimmune and rare diseases in areas including endocrinology, gastroenterology, hepatology, neonatal respiratory critical care, nephrology, neurology, pulmonology, ophthalmology, orthopedics, rheumatology, and urology. Our Par Health business includes generic drugs, sterile injectables, and active pharmaceutical ingredients. To learn more, visit www.MNK-Endo.com.

Mallinckrodt uses its website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information. It also uses its website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the U.S. Securities and Exchange Commission ("SEC") disclosing the same information. Therefore, investors should look to the Investor Relations page of the website for important and time-critical information. Visitors to the website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations page of the website.

Contacts

Investors

Bryan Reasons

Executive Vice President and Chief Financial Officer

bryan.reasons@mnk.com

Media

Michael Freitag / Aura Reinhard / Catherine Simon

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Information Regarding Forward-Looking Statements

Statements in this press release that are not strictly historical may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things:

(i)       transaction-related risks, including the Mallinckrodt’s ability to successfully integrate Mallinckrodt’s business and Endo’s business and unanticipated costs of such integration, which may result in the combined company not operating as effectively and efficiently as expected; uncertainties related to a future separation of the combined generics pharmaceuticals businesses of Mallinckrodt and Endo and Endo’s sterile injectables business; the risk that the expected benefits and synergies of the proposed transactions may not be fully realized in a timely manner, or at all; unanticipated difficulties, liabilities or expenditures relating to the business combination transaction; the effect of the completion of the business combination transaction on Mallinckrodt’s and Endo’s business relationships and business operations generally; the effect of the completion of the business combination transaction on the long-term value of Mallinckrodt’s ordinary shares; risks that the business combination transaction may disrupt plans and operations of Mallinckrodt and Endo and their respective management teams and potential difficulties in hiring, retaining and motivating employees as a result of the transaction; risks related to our increased indebtedness as a result of the business combination transaction; significant transaction costs related to the proposed business combination transaction; and potential litigation relating to the business combination transaction that could be instituted against Mallinckrodt, Endo or their respective officers or directors;

(ii)       risks related to Mallinckrodt’s business, including potential changes in Mallinckrodt’s business strategy and performance; the exercise of contingent value rights by the Opioid Master Disbursement Trust II (the “Trust”); governmental investigations and inquiries, regulatory actions, and lawsuits, in each case related to Mallinckrodt or its officers; Mallinckrodt’s contractual and court-ordered compliance obligations that, if violated, could result in penalties; compliance with and restrictions under the global settlement to resolve all opioid-related claims; matters related to Acthar Gel, including the settlement with governmental parties to resolve certain disputes and compliance with and restrictions under the related corporate integrity agreement; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties following the emergence from the 2023 bankruptcy proceedings; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ or other payers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; any undesirable side effects caused by Mallinckrodt’s approved and investigational products, which could limit their commercial profile or result in other negative consequences; Mallinckrodt’s and its partners’ ability to successfully develop, commercialize or launch new products or expand commercial opportunities of existing products, including Acthar Gel (repository corticotropin injection) SelfJect™ and the INOmax Evolve DS delivery system; Mallinckrodt’s ability to successfully identify or discover additional products or product candidates; Mallinckrodt’s ability to navigate price fluctuations and pressures, including the ability to achieve anticipated benefits of price increases of its products; competition; Mallinckrodt’s ability to protect intellectual property rights, including in relation to ongoing and future litigation; limited clinical trial data for Acthar Gel; the timing, expense and uncertainty associated with clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental laws and related liabilities; business development activities or other strategic transactions; attraction and retention of key personnel; the effectiveness of information technology infrastructure, including risks of external attacks or failures; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive sufficient procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; reliance on third-party manufacturers and supply chain providers and related market disruptions; conducting business internationally; Mallinckrodt’s significant levels of intangible assets and related impairment testing; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and settlement obligation, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; restrictions contained in the agreements governing Mallinckrodt’s indebtedness and settlement obligation on Mallinckrodt’s operations, future financings and use of proceeds; Mallinckrodt’s variable rate indebtedness; Mallinckrodt’s tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; future changes to applicable tax laws or the impact of disputes with governmental tax authorities; the impact of Irish laws; the impact on the holders of Mallinckrodt’s ordinary shares if Mallinckrodt were to cease to be a reporting company in the United States; the comparability of Mallinckrodt’s post-emergence financial results and the projections filed with the Bankruptcy Court; and the lack of comparability of Mallinckrodt’s historical financial statements and information contained in its financial statements after the adoption of fresh-start accounting following emergence from the 2023 bankruptcy proceedings; and

(iii)       risks related to Endo’s business, including future capital expenditures, expenses, revenues, economic performance, financial conditions, market growth and future prospects; Endo changes in competitive, market or regulatory conditions; changes in legislation or regulations; global political changes, including those related to the new U.S. presidential administration; Endo’s use of artificial intelligence and data science; the ability to obtain and maintain adequate protection for intellectual property rights; the impacts of competition such as those related to XIAFLEX®; the timing and uncertainty of the results of both the research and development and regulatory processes; health care and cost containment reforms, including government pricing, tax and reimbursement policies; litigation; the performance including the approval, introduction and consumer and physician acceptance of current and new products; the performance of third parties upon whom Endo relies for goods and services; issues associated with Endo’s supply chain; Endo’s ability to develop and expand its product pipeline and to launch new products and to continue to develop the market for XIAFLEX® and other branded, sterile injectable or generic products; the effectiveness of advertising and other promotional campaigns; and the timely and successful implementation of business development opportunities and/or any other strategic priorities.

The Registration Statement on Form S-4 filed with the SEC in connection with the business combination transaction describes additional risks in connection with the transaction. While the list of factors presented here is, and the list of factors presented in the Registration Statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Mallinckrodt’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Mallinckrodt’s website (www.mallinckrodt.com) and Endo’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Endo’s website (www.endo.com). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business.

Mallinckrodt, the “M” brand mark, the Mallinckrodt Pharmaceuticals logo, Endo and the Endo logo are trademarks owned or licensed by a Mallinckrodt company. Other brands are trademarks of a Mallinckrodt company or their respective owners. © 2025.

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